                                                                   EXHIBIT 10.27

                                                                   EXECUTED COPY


                                      LEASE

                           E & D REALTY TRUST, LESSOR
                           THE BIG PARTY, INC., LESSEE
                   PREMISES: A PORTION OF PREMISES SITUATED AT
                     1455-1457 VFW PARKWAY, WEST ROXBURY, MA

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                                TABLE OF CONTENTS

LEASE DATA EXHIBIT ................................................       1

ARTICLE 1 .........................................................       4
     Term of Lease

ARTICLE 2 .........................................................       5
     Rent

ARTICLE 3 .........................................................       6
     Appurtenant Rights and Reservations

ARTICLE 4 .........................................................       6
     Use of Premises

ARTICLE 5 .........................................................       8
     Rules and Regulations

ARTICLE 6 .........................................................       8
     Assignment, Subletting and Encumbrances

ARTICLE 7 .........................................................       9
     Maintenance, Repair and Alterations

ARTICLE 8 .........................................................      10
     Utilities

ARTICLE 9 .........................................................      11
     Real Estate Taxes

ARTICLE 10 ........................................................      12
     Indemnification of Lessor and Public Liability Insurance

ARTICLE 11 ........................................................      14
     Casualty Insurance; Destruction

ARTICLE 12 ........................................................      17
     Lessor's Access to Premises

ARTICLE 13 ........................................................      17
     Exhibition of Space to Prospective Tenants

ARTICLE 14 ........................................................      17
     Eminent Domain

ARTICLE 15 ........................................................      19
     Non-Subrogation

ARTICLE 16 ........................................................      19
     Sign Use

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
ARTICLE 17 ........................................................      20
     Lessee's Default

ARTICLE 18 ........................................................      21
     Default by Lessor

ARTICLE 19 ........................................................      21
     Waiver

ARTICLE 20 ........................................................      21
     Subordination

ARTICLE 21 ........................................................      22
     Mechanics' and Other Liens

ARTICLE 22 ........................................................      22
     Quiet Enjoyment

ARTICLE 23 ........................................................      22
     Invalidity of Particular Provisions

ARTICLE 24 ........................................................      23
     Provisions Binding, Etc.

ARTICLE 25 ........................................................      23
     Recording

ARTICLE 26 ........................................................      23
     Notices

ARTICLE 27 ........................................................      24
     Paragraph Headings

ARTICLE 28 ........................................................      24
     Surrender of Premises

ARTICLE 29 ........................................................      24
     Self Help

ARTICLE 30 ........................................................      25
     Holding Over

ARTICLE 31 ........................................................      25
     Governing law

ARTICLE 32 ........................................................      25
     Miscellaneous Lessor Obligations

                                      -ii-
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                               LEASE DATA EXHIBIT

EXECUTION DATE:                       October 9, 1992

LESSOR:                               E & D Realty Trust
and Original                          c/o Ernest L. Fisher
Address                               23 Rainbow Pond Drive
                                      Walpole, MA 02081

LESSEE:                               The Big Party, Inc.
and Original                          c/o Sal V. Perisano
Address                               288 Huron Avenue
                                      Cambridge, MA 02138 (prior to the
                                      Commencement Date)

                                      1457 VFW Parkway
                                      West Roxbury, MA (after the Commencement
                                      Date)

PREMISES:                             Approximately twenty thousand (20,000)
                                      square feet in Buildings 2 and 3 located at 1457 VFW Parkway, West Roxbury, MA as shown on the plan annexed hereto as Exhibit A together with the right to use in common with others entitled thereto the parking and other common areas shown on Exhibit A.

TERM: The period commencing October 16, 1992 (the "Commencement Date") and ending on December 31, 2002.

EXTENSION TERM:                       One (1) five (5) year option to extend
                                      the Lease to be exercised by notice from Lessee to Lessor no later than eight (8) months prior to the expiration of the Term.

RENT COMMENCEMENT DATE:               November 15, 1992.

RENT:

Lease Year 1 & 2                      $100,000.00 per annum; payable in equal
                                      monthly installments of $8,333.00 on the first day of each month, and pro rata at such rate for any fraction of a month at the Rent Commencement Date.

Lease Year 3                          $105,000.00 per annum; payable in equal
                                      monthly installments of $8,750.00 on the first day of each month.

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Lease Year 4                          $110,250.00 per annum; payable in equal
                                      monthly installments of $9,188.00 on the first day of each month.

Lease Year 5                          $115,762.00 per annum; payable in equal
                                      monthly installments of $9,647.00 on the first day of each month.

Lease Year 6                          $121,550.00 per annum; payable in equal
                                      monthly installments of $10,129.00 on
                                      the first day of each month.

Lease Year 7                          $127,628.00 per annum; payable in equal
                                      monthly installments of $10,635.00 on
                                      the first day of each month.

Lease Year 8                          $134,000.00 per annum; payable in equal
                                      monthly installments of $11,725.00 on
                                      the first day of each month.

Lease Year 9                          $140,700.00 per annum; payable in equal
                                      monthly installments of $11,725.00 on the first day of each month.

Lease Year 10                         $147,735.00 per annum; payable in equal
(which Lease Year                     monthly installments of $12,311.00 on
shall include the                     the the first day of each month and pro
additional period,                    rata at such rate for any fraction of a
if any, ending                        month.
December 31, 2002)
                                      the execution of this Lease, Lessee
                                      shall pay to Lessor (a) the sum of
                                      $8,333.00 which shall be credited toward the first month's Rent due hereunder, and (b) the sum of $5,000.00 which shall be credited toward the last month's Rent due hereunder. Lessee shall also deliver to Lessor upon the execution of this Lease, a personal guaranty from Sal V.
                                      Perisano of Lessee's obligations under
                                      this Lease.

EXTENSION TERM RENT:                  Rent for the Extension Term shall be
                                      determined by market conditions at such
                                      time for comparable premises but in no
                                      event shall Rent be less than $147,735.00 per annum payable in equal monthly installments on the first day of each month. In the event Lessor and Lessee are unable to agree on Rent for the Premises, the matter shall be referred for binding arbitration to the American Arbitration
                                      Association or some other agreed upon
                                      agency or company.

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USE:                                  Lessee agrees that the Premises shall be
                                      used for the purpose of a party goods and paper goods store, other retail uses, and uses related thereto, including offices and storage.


LESSOR:                                 LESSEE:
E & D REALTY TRUST                      THE BIG PARTY, INC.

By: /s/ Ernest L. Fisher                By: /s/ Sal V. Perisano
    ------------------------------          ------------------------------
    Ernest L. Fisher, Trustee               Sal V. Perisano, its President
    and not individually

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                               INDENTURE OF LEASE

     This Indenture of Lease made on the 9th day of October, 1992 by and between ERNEST L. FISHER, Trustee of E & D Realty Trust, under a Declaration of Trust filed with the Suffolk County Registry District of the Land Court as Instrument No. 387181, whose address is 23 Rainbow Pond Drive, Walpole, MA (hereinafter referred to as "Lessor"), and THE BIG PARTY, INC., a Massachusetts corporation, whose address until the Commencement Date is c/o Sal V. Perisano, 288 Huron Avenue, Cambridge, MA and whose address after the Commencement Date will be 1457 VFW Parkway, West Roxbury, MA (hereinafter referred to as "Lessee").

                              W I T N E S S E T H:

     BY THIS LEASE, Lessor hereby leases to Lessee, and Lessee hereby accepts this Lease of the Premises, all upon the terms, covenants and conditions set forth in this Lease and the Lease Data Exhibit which is hereby incorporated by reference into and as part of this Lease.

                                    ARTICLE I

                                  Term of Lease

     1.1 INITIAL TERM. This Lease will be for the Term as set forth on the Lease Data Exhibit attached hereto. Lessor agrees to deliver possession of the Premises to Lessee on or before October 16, 1992. Notwithstanding anything to the contrary set forth in this Lease, for the period from the date of delivery of the Premises to Lessee until the Rent Commencement Date, Lessee shall not be obligated to pay any Rent or other charges under this Lease. In the event that Lessor fails to complete Lessor's Work by November 15, 1992, then Lessee, at its option, may either (a) terminate this Lease and receive a full refund of all payments made hereunder, or (b) treat this Lease as in full force and effect; provided, however, that the Rent Commencement Date, as otherwise stated herein, shall be extended by two (2) days for every day that Lessor is delayed in completing Lessor's Work beyond November 15, 1992.

               1.1.1 LESSOR'S WORK. Subject to the provisions of this Lease, Lessor agrees to perform the work set forth in Exhibit B attached hereto and made a part hereof ("Lessor's Work") within four (4) weeks after the Commencement Date. Lessor shall perform Lessor's Work in a good and workmanlike manner, in compliance with all applicable laws, rules, regulations and requirements of public authorities having jurisdiction and in accordance with the specifications therefor set forth in Exhibit B. Lessor agrees that it will perform Lessor's Work in a manner so as not to unreasonably interfere with the performance by Lessee of Lessee's Work. Lessor

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shall notify Lessee when Lessor shall have substantially completed Lessor's Work and promptly thereafter, Lessor and Lessee shall meet to inspect the same and to agree upon a punch list of items to be completed by Lessor within the following thirty (30) days. Any such inspection by Lessee pursuant to this Section 1.1.1 shall not relieve Lessor from liability for any latent defects in Lessor's Work. Lessor warrants Lessor's Work against defects in workmanship for a period of one
(1) year from completion of same.

               1.1.2 LESSEE'S WORK. Subject to the provisions of this Lease, Lessee agrees to perform the work set forth in Exhibit C attached hereto and made a part hereof ("Lessee's Work") prior to the Rent Commencement Date. In connection with the performance of Lessee's Work, Lessor shall pay to Lessee no later than January 2, 1993 a non-refundable construction allowance equal to ten thousand four hundred (10,400) dollars (the "Construction Allowance"). If Lessor shall not pay the Construction Allowance to Lessee on or before January 2, 1993, Lessee may set off the amount of such Construction Allowance against future Rent and other charges due under this Lease. Lessee agrees to perform Lessee's Work in a good and workmanlike manner, in compliance with all applicable laws, rules, regulations and requirements of public authorities having jurisdiction and in accordance with the specifications therefor set forth in Exhibit C. Any failure by Lessee to complete Lessee's Work prior to the Rent Commencement Date shall not relieve Lessor of its obligations under this Lease.

     1.2 EXTENSION TERM. On the condition that Lessee is not in default beyond applicable grace periods of any of its material covenants or obligations under this Lease, Lessee shall have the option to extend the Term of this Lease for the Extension Term set forth in the Lease Data Exhibit by giving Lessor notice as set forth in such Lease Data Exhibit. Upon the receipt of such notice by Lessor, the Term shall be extended upon all of the terms and conditions of this Lease, except as herein otherwise specifically provided to the contrary. If Lessee either fails to exercise such option or exercises such option, Lessee shall thereafter have no further extension right or option.

                                    ARTICLE 2

                                      Rent

     2.1 PAYMENT OF RENT. Rent shall be paid to Lessor in legal tender of the United States of America at the address of Lessor set forth in the Lease Data Exhibit, or such other address as Lessor may, from time to time, inform Lessee in writing. Lessee shall pay Rent as set forth in the Lease Data Exhibit in monthly installments without prior demand.

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                                    ARTICLE 3

                       Appurtenant Rights and Reservations

     3.1 COMMON AREAS. Lessee, and its employees, agents, contractors, business invitees, customers and other invitees, shall have, as appurtenant to the Premises, the non-exclusive right in common with other tenants and their employees, agents, contractors, business invitees, customers and other invitees to use parking areas, roadways, and all other common areas shown on Exhibit A, but such rights shall always be subject to (a) reasonable rules and regulations from time to time established by Lessor by suitable notice; provided that such rules and regulations are uniformly applicable to all other tenants and are enforced in a non-discriminatory manner, and (b) to the right of Lessor to designate and change from time to time areas and facilities so to be used; provided that such changes shall not adversely affect access to or egress from the Premises, the visibility of the Premises or its signs or reduce the number of parking spaces in the common areas.

     Excepted and excluded from the Premises are all perimeter walls (except the inner surfaces thereof), the roof or ceiling thereof (except the inner surface thereof) and the floor (except the inner surface thereof), but the store front and any exits or openings required from time to time by applicable law solely as a result of Lessee's specific use of the Premises as provided in the Lease Data Exhibit are not excluded from the Premises and are a part thereof for all purposes. Lessee agrees that Lessor shall have the right to place in the building of which the Premises are a part (but in such manner so as to reduce to a minimum interference with Lessee's use of the Premises) utility lines, pipes and the like, to serve the Premises or premises other than the Premises, and to replace and maintain and repair such utility lines, pipes, and the like, in, over and upon such building. Lessor reserves the right to use the roof and exterior walls of the Premises to construct above or adjacent to the Premises; provided that such construction does not materially adversely affect access to or egress from the Premises, the visibility of the Premises or its signs or reduce the number of parking spaces in the common areas. Lessee shall install and maintain proper access panels in any special ceiling installed by Lessee in the Premises to provide access to any such facilities above the ceiling. Lessee shall have no right to use the roof for any purpose, except the placement of signs. The respective responsibilities of the parties for repairs are set forth in Article 7 hereof.

                                    ARTICLE 4

                                 Use of Premises

     4.1 GENERALLY. The Premises shall be used and occupied only (and for no other purpose) for the use set forth on the Lease Data

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Exhibit, except that Lessee may maintain on the Premises storage facilities and administrative offices incidental to the conduct of its business.

     4.2 COMPLIANCE WITH LAWS. Lessee shall, at its sole cost and expense, comply with all federal, state and municipal statutes, ordinances and regulations and all reasonable requirements of Lessor's insurers in force during the Term and affecting the Premises; provided, however, that Lessee shall not be responsible for the structural repairs or capital improvements to the Premises required by such statutes, ordinances, regulations and requirements if the same shall not be necessitated by Lessee's specific use of the Premises or set forth in the Lease Data Exhibit. Further, Lessee shall not make, commit or suffer any waste of or to the Premises.

     4.3 LESSOR'S REPRESENTATIONS AND WARRANTIES. Lessor warrants and represents that it owns the Premises and the common areas free and clear of any mortgages and all other liens or encumbrances which would materially adversely interfere with Lessee's conduct of business at the Premises for the uses permitted herein. Lessor further warrants and represents that (a) the uses set forth in the Lease Data Exhibit are permitted under applicable building and zoning laws, (b) to the best of Lessor's knowledge and belief, there is no asbestos in the Premises, except that there may be asbestos in the floor tiles of the Premises, and (c) as of the Commencement Date, the Premises and the buildings in which the Premises are situated are in compliance with all applicable laws, rules, regulations and requirements of public authorities having jurisdiction. Lessee acknowledges that except as otherwise set forth in this Lease, neither Lessor nor any representative or agent thereof has made any representation or warranty to Lessee as to the suitability of the Premises for the conduct of Lessee's business.

     4.4 FLOOR LOADS. Lessee shall not place any load upon any floor of the Premises which exceeds the floor load capacity of the Premises calculated on a square foot basis. If Lessee shall install business machines or mechanical equipment, such installation shall be at Lessee's sole expense. The moving and installation of such machines and equipment shall be at the sole risk and hazard of Lessee, and Lessee agrees to indemnify and save Lessor harmless against and from all liability, loss, injury, claim or suit resulting directly or indirectly from the installation or maintenance of such machines and equipment.

     4.5 RADIUS RESTRICTIONS. Lessor, from and after the date of execution and delivery of this Lease, and for so long as this Lease remains in full force and effect, agrees not to enter into any leases of space within one-half (1/2) mile of the Premises which grants to any tenant the right to use such leased space for the primary purpose of selling paper goods or party goods.

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                                    ARTICLE 5

                              Rules and Regulations

     5.1 GENERALLY. Lessee further agrees to conform to the following provisions during the entire Term of this Lease:

               (a) No auction, fire, distress or bankruptcy sales may be conducted within the Premises without the prior consent of Lessor, such consent not to be unreasonably withheld, delayed or conditioned;

               (b) Until removal is effected, Lessee shall keep all garbage or refuse in the Premises suitably covered in an exterior container so that the same is not visible to the public. Lessee shall be responsible for the removal of all rubbish and similar waste generated at the Premises; and

               (c) Except as provided in Section 16.1 and Exhibit C, Lessee will not place on the exterior of exterior walls (including both interior and exterior surfaces of windows and doors), or the roof of the Premises, any signs or any symbol, advertisement, neon light, other light or other object or thing within public view outside of the Premises without the prior consent of Lessor, except that Lessee may, without Lessor's consent, place professionally printed signs and displays on the doors and in the windows of the Premises. Where Lessor's consent shall be required, such consent shall not be unreasonably withheld, delayed or conditioned.

                                    ARTICLE 6

                     Assignment, Subletting and Encumbrances

     6.1 GENERALLY. Lessee shall not assign or sublet the Lease or any portion of the Premises without the express written consent of Lessor, such consent not to be unreasonably withheld, delayed or conditioned. No such consent by Lessor or any assignment or subletting pursuant to such consent by Lessor shall operate to release or discharge the obligations of Lessee under this Lease.

     6.2 EXCEPTIONS. Lessee acknowledges that a transfer of more than a majority of the stock owned in the Lessee's corporation or the issuance of additional shares of stock in the corporation which would result in the current stockholders' interests in the corporation to be reduced to less than fifty (50) percent, shall be considered to be an assignment of this Lease requiring Lessor's written consent, such consent not to be unreasonably withheld, delayed or conditioned. Notwithstanding anything to the contrary set forth herein, Lessor's consent shall not be required in the event of any assignment or subletting to any parent, subsidiary or affiliate of Lessee or any successor to Lessee's business, whether by merger, consolidation or acquisition of substantially all of the assets of Lessee. Furthermore, the provisions of Section 6.2 above shall no longer be applicable in conjunction with, and from and after, the effective date of a registration statement filed by Lessee under the Securities Act of 1933 in conjunction with a public offering of shares of stock of Lessee.

                                    ARTICLE 7

                       Maintenance, Repair and Alteration

     7.1 SURRENDER OF THE PREMISES. Lessee shall, upon the expiration or sooner termination of this Lease, surrender the Premises to Lessor broom clean and in good order and condition, ordinary wear and tear, damage by fire or other casualty not required to be restored by Lessee, eminent domain and the willful or negligent acts or omissions of Lessor or Lessor's employees, agents or contractors excepted.

     7.2 GENERALLY. Except when the same is the responsibility of Lessor as elsewhere in this Lease provided (e.g., in the event of fire, casualty, eminent domain or damage due to the willful or negligent acts or omissions of Lessor, its employees, agents or contractors), throughout the Term, Lessee shall, at its sole cost and expense, maintain, the Premises and every part thereof (including, without limitation, heating, air conditioning and ventilating systems; lighting; non-structural storefronts; window casements; plate glass; ceilings; stairways and corridors; doors; glazings; plumbing; electrical wiring and conduits) in order that the Premises shall at all times during the Term be in good and sanitary condition and repair. Lessor represents and warrants to Lessee that on the date of delivery of possession of the Premises to Lessee, the Premises and every part thereof (including, without limitation, those items specified in the immediately preceding sentence) shall be in good and sanitary condition and repair. The Lessor shall replace and/or repair any such property or fixture in the event the same shall fail to operate properly due to normal wear and tear or the negligent acts or omissions of Lessor or Lessor's employees, agents, contractors or invitees. Notwithstanding the foregoing language, Lessor agrees to perform any and all repairs to the HVAC system for a period of ninety (90) days after delivery of possession of the Premises to Lessee.

     7.3 ALTERATIONS, ADDITIONS AND IMPROVEMENTS. Lessee may (but shall not be required to), from time to time during the Term and the Extended Term, make alterations, additions or improvements to the interior, non-structural portions of the Premises, including, but not limited to, the relocation of Lessee's trade fixtures and interior decorating of the Premises (provided the same do not affect the structural integrity of the Premises). Except as may be permitted by the terms of Exhibit C, Lessee shall not make any structural alterations, additions or repairs to the Premises (or which would or might affect the structure or integrity of the

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Premises or mechanical or electrical systems serving the Premises or which would void any guarantee or warranty (i.e., roof bond)) without Lessor's prior written consent, such consent not to be unreasonably withheld, delayed or conditioned.

               7.3.1 Except as set forth in Section 1.1.2, each such item of work, construction, addition or alteration, accomplished by Lessee shall be at its sole cost and expense.

     7.4 LESSOR'S RESPONSIBILITIES. Notwithstanding the provisions above, Lessor shall maintain and promptly make all necessary repairs to the exterior walls, foundation, slab floors, utility conduits and roof of the Premises and all common areas described in Section 3.1, unless such repairs are caused by the willful or negligent acts or omissions of Lessee, its agents, employees or contractors, in which case Lessee shall pay to Lessor the reasonable cost of such maintenance and repair as additional rent.

     7.5 SELF-HELP. If any repair, replacement or maintenance is required to be made by a party hereunder, the other party may demand by written notice that such defaulting party make the same forthwith; and if such party fails or neglects to commence such repair, replacement or maintenance and complete the same within thirty (30) days after such demand, the other party may (but shall not be required to) make or perform such repairs, replacements, or maintenance for the account and at the expense of such defaulting party. Lessor or its representative may enter the Premises (forcibly, if necessary) at any time after the expiration of such thirty (30) day period to take such measures as may be needed. The performance by Lessor of any of the same shall not be construed as an eviction of Lessee, nor work an abatement of rent, nor release Lessee from prompt fulfillment of any of the covenants under this Lease. Notwithstanding the foregoing, if a party reasonably believes an emergency to exist, such party may elect to act hereunder immediately and without notice to the other party or with expiration of such thirty (30) day period.

     7.6 COMMON AREAS. Lessor shall be responsible for repairs and replacements and all repavings of the parking areas, including striping when necessary. Lessee shall be responsible, together with any occupant of the adjacent building, for the removal of snow and ice from the common parking areas and for keeping the same in clean order. Lessee acknowledges that as of the date hereof, the parking area is in satisfactory condition.

                                    ARTICLE 8

                                    Utilities

     8.1 PAYMENT OF UTILITIES. Lessee shall pay when due all bills for gas, electricity, water, sewer and other utilities used

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on the Premises on and after the Commencement Date until the expiration of the
Term or the Extension Term, as the case may be. Lessor represents that the Premises are served by separate meters for the utilities used in said Premises, in compliance with the outline specifications and requirements of the utility suppliers.

                                    ARTICLE 9

                                Real Estate Taxes

     9.1 GENERALLY. As additional and further rent, Lessee agrees to pay all real estate taxes (except all income or profit, franchise, corporate, personal property, capital levy, capital stock, excess profits, transfer, revenue, estate, inheritance, gift and devolution or succession taxes) and future betterment assessments, if any; which may be assessed with respect to the Premises during the Term and Extension Term (if any) of this Lease with an appropriate adjustment in the event that the Rent Commencement Date begins on other than the first day of a tax year, and an appropriate adjustment in the event that the Term or the Extension Term, as the case may be, ends in other than the last day of a tax year. All betterments assessments shall be paid over the longest period allowed by a applicable law.

     Lessor and Lessee agree that the pertinent real estate tax bill for the Premises issued by the City of Boston has as a reference Parcel No. 10637-000 (the "Taxed Parcel"). Lessee agrees to pay one-twelfth (1/12) of ninety-five
(95) percent ("Lessee's Portion") of the amount of the current bill for said real estate taxes to Lessor on the first day of each month, together with the Rent due for such month. Lessor represents and warrants to Lessee on the date hereof that Lessee's Portion of such taxes equals approximately forty thousand (40,000) dollars and that Lessor is currently pursuing a tax rebate from the City of Boston in the amount of ten thousand (10,000) dollars, which rebate will be credited toward Lessee's Portion of such taxes for the same period as herein provided. If, during the Term or the Extension Term, as the case may be, the balance of the Taxed Parcel shall be improved, altered, rehabilitated or in any other manner changed so as to increase the taxable value of such portion of the Taxed Parcel, Lessee's Portion shall be equitably adjusted by the parties. All payments of taxes shall be based upon the most recent tax bill and Lessor and Lessee shall make an appropriate adjustment within thirty (30) days of receipt by Lessee of a copy of the applicable bill for any difference between the estimated payments made hereunder and the actual taxes due for any such period. Lessor shall make timely payment of all real estate taxes to the City of Boston. Lessee's Portion of the proceeds of any abatement received by Lessor, net of Lessee's pro rata share of reasonable costs and expenses incurred in obtaining the same, shall be paid to Lessee. Lessee may, in the name of Lessor, seek and apply for an abatement of taxes for any tax period included in the Term and the Extension

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Term (if any). Lessor will use reasonable efforts to assist and cooperate with
Lessee in applying for and seeking any such abatement.

     If Lessee shall fail to pay Lessee's Portion of such taxes as herein provided, beyond the applicable grace period therefor, Lessor shall have the right to pay any and all such unpaid taxes without being obligated to inquire into the validity thereof, and to treat the sums so paid as additional rent for said Premises and the same shall become due and payable forthwith from Lessee to Lessor.

                                   ARTICLE 10

                 Indemnification and Public Liability Insurance

     10.1 INDEMNIFICATION OF LESSOR. Lessee will save Lessor harmless, and will exonerate and indemnify Lessor, its officers, directors, shareholders, partners, trustees, beneficiaries, agents and employees from and against (a) any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority arising from Lessee's breach of this Lease or on account of or based upon any injury to person or loss of or damage to property sustained, occurring or emanating from the Premises resulting from willful or negligent acts or omissions by Lessee or Lessee's employees, agents or contractors, and (b) any and all costs, expenses (including reasonable attorneys' fees), and liabilities incurred in or in connection with any such claim, or any action or proceeding brought thereon; and in case any action or proceeding shall be brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, shall, at Lessee's expense, resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Lessor. Lessee's obligations under this Section 10.1 shall be insured either under the Comprehensive General Liability Insurance required under Section 10.3 below, or by a contractual insurance rider or other coverage; and certificates of insurance in respect thereof complying with the provisions of Article 10 shall be provided to Lessor by Lessee.

     10.2 INDEMNIFICATION OF LESSEE. Lessor will indemnify, defend and save Lessee and Lessee's officers, directors, shareholder, partners, trustees, beneficiaries, employees and agents harmless from and against (a) any and all claims, liabilities, damages or penalties asserted by or on behalf of any person, firm corporation, public authority or other entity arising from Lessor's breach of this Lease or on account of or based upon any injury to person(s) or loss of or damage to property sustained, or occurring or emanating from the common areas which are the result of or related to the willful or negligent acts or omissions of Lessor or Lessor's employees, agents, contractors and, (b) any and all costs, expenses (including reasonable attorneys' fees) and liabilities incurred in

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connection with any such claim or action brought with respect to the foregoing;
and in case any action or proceeding shall be brought against Lessee by reason of any such claim, Lessor, upon notice from Lessee, shall, at Lessor's expense, resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Lessee.

     10.3 INSURANCE. Lessee agrees to maintain in full force from the date upon which Lessee first enters the Premises as provided in Section 1.1.1 throughout the Term of this Lease, and thereafter so long as Lessee is in occupancy of any part of the Premises, policies of public liability and property damage (to third party's property) insurance under which Lessor (and Lessor's mortgagee and such other persons as are in privity of estate with Lessor as may be set out by notice from time to time) and Lessee are named as insureds, and under which the insurer agrees to indemnify and hold Lessor and those in privity of estate with Lessor harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damages mentioned in Article 10, including, without limitation, those arising out of the provisions of Section 10.1 hereof, in the broadest form of such coverage from time to time available in the jurisdiction in which the Premises are located. Each such policy may be in the form of a blanket policy and shall be non-cancellable and non-amendable with respect to Lessor and Lessor's said mortgagee without ten (10) days' prior notice to Lessor, and a duplicate original or certificate thereof shall be delivered to Lessor. The minimum limits of liability of such insurance shall be one million (1,000,000) dollars for bodily injury (or death) to any one person, two million (2,000,000) dollars for bodily injury (or death) to more than one person, and five hundred thousand (500,000) dollars with respect to damage to property.

     10.4 LESSEE'S RISK. To the maximum extent this agreement may be made effective according to law, Lessee agrees to use and occupy the Premises at Lessee's own risk; and Lessor shall have no responsibility or liability for any loss of or damage to fixtures or other personal property of Lessee except when caused by the willful or negligent acts or omissions of Lessor or Lessor's employees, agents, contractors or invitees, or when caused by Lessor's failure to perform its obligations under this Lease. The provisions of this Section shall be applicable from and after the execution of this Lease until the end of the Term of this Lease and during such further period as Lessee may use or be in occupancy of any part of the Premises, including the Extension Term (if any).

     10.5 INJURY CAUSED BY THIRD PARTIES. To the maximum extent this agreement may be made effective according to law, Lessee agrees that Lessor shall not be responsible or liable to Lessee, or to those claiming by, through or under Lessee, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Premises, or otherwise, or for any loss or damage resulting to Lessor or those claiming by, through or under Lessee, or its or their property, from the breaking, bursting, stopping or leaking of electric cables and wires, and water, gas, sewer or steam pipes.

     10.6 HAZARDOUS WASTE. Anything in this Lease to the contrary notwithstanding, Lessee shall not use or occupy, nor permit or suffer the Premises or any part thereof to be used or occupied for any unlawful or illegal business, use or purpose, nor in such manner as to constitute a nuisance of any kind, nor for any use which is noxious or offensive because of emissions of noise, smoke, dust or odors, nor permit the emission or release of any objectionable chemical substance in violation of any applicable law or regulation nor for any purpose or in any way in violation of the certificate of occupancy or of any applicable laws, ordinances, rules or regulations (the "Requirements"). Lessee shall not suffer any act to be done by it, or by anyone claiming by, through or under Lessee, or any condition to exist on the Premises or any part thereof (other than conditions existing on the Commencement Date or caused by Lessor, its agents, employers or contractors) or any articles or substances to be brought, generated, stored or released thereon in a manner which violates M.G.L. c. 21E, the Comprehensive Environmental Response and Liability Act of 1980, as amended, or any regulations adopted thereunder.

     10.7 INDEMNIFICATION OF LESSEE. Lessor shall indemnify and hold Lessee harmless from and against (a) any claims for injury to person or property arising or occurring on the Common Areas, except for claims arising from the negligent acts or omissions of Lessee or Lessee's employees, agents or contractors, and (b) any claims or liability relating to existing environmental conditions at the Premises on the Commencement Date, and (c) any claims for injury to person or property due any failure of Lessor, its agents, employees or contractors, to perform any of its obligations set forth in this Lease.

     10.8 INDEMNIFICATION OF LESSOR. Lessee shall indemnify and hold Lessor harmless from and against any claims for injury to person or property arising from (a) the willful or negligent acts or omissions of Lessee or Lessee's employees, agents or contractors, and (b) Lessee's failure to perform any of its obligations set forth in this Lease.

                                   ARTICLE 11

                                   Casualties

     11.1 CASUALTY INSURANCE AND EXTENDED COVERAGE. Lessor shall maintain in full force and effect throughout the term, a policy (or policies) of fire, casualty and extended coverage insurance insuring the premises located at 1455-1457 VFW Parkway, West Roxbury, MA, including the Premises and the buildings in which the Premises are situated, against loss by or damage due to risks covered by the broad form policy (such coverage shall include the risks of fire, lighting, extended coverage, vandalism and malicious mischief and such other risks as Lessor may deem appropriate). Lessee shall reimburse Lessor for sixty-seven (67) percent ("Lessee's Share") of the reasonable cost of such insurance.

               11.1.1 Nothing herein shall preclude any such policy from bearing loss payee endorsements in favor of the holders of any mortgage or deed of trust encumbering the interests of Lessor hereunder; provided that the proceeds of such insurance shall be available for the restoration of the Premises and the buildings in which the Premises are situated as provided below.

               11.1.2 Proceeds from said fire and casualty insurance policy shall be payable to Lessor, subject to the prior rights of Lessor's mortgagee to hold such proceeds subject only to reasonable regulation regarding conditions to the disbursement and application thereof for restoration of the Premises and the buildings in which they are situated, or in the case of a termination of this Lease, to apply such proceeds in accordance with the terms of such mortgage.

     11.2 MINOR DAMAGE. If, after commencement of the Term of this Lease, and prior to the expiration or earlier termination hereof, the Premises shall be partially damaged (as distinguished from "substantially damaged", as that term is hereinafter defined) by fire or casualty, Lessor shall promptly proceed to restore the damaged portion of the Premises to the condition in which that such portion of the Premises was in at the time of such damage, but Lessor shall not be responsible for any delay which may result from causes beyond the reasonable control of Lessor; provided, however, that Lessee may terminate this Lease by notice to Lessor if such restoration is or cannot be completed within six (6) months after the occurrence of the fire or casualty.

     11.3 SUBSTANTIAL DAMAGE. If, after the commencement of the Term of this Lease and prior to the expiration or earlier termination hereof, the Premises or the buildings in which the Premises are situated shall be substantially damaged (as that term is hereinafter defined) by fire or casualty, the risk of which is covered by Lessor's insurance, Lessor shall, promptly after such damage and collection of the insurance proceeds therefor, expend so much as may be necessary to restore (consistent, however, with zoning laws and building codes then in existence), the Premises and the buildings in which the Premises are situated to the condition in which the Premises were in at the time of such fire or casualty; but Lessor shall not be responsible for any delay which may result from causes beyond the reasonable control of Lessor; provided, however, that Lessee may terminate this Lease by notice to Lessor if such restoration is not or cannot be completed within six (6) months after the occurrence of the fire or casualty. In the event that Lessor shall terminate the Lease as herein provided, Lessor shall, promptly after such termination, reimburse Lessee for the unamortized value of Lessee's leasehold improvements and fixtures. If Lessor shall restore the Premises as provided herein or in
Section 11.2 hereof, Lessee shall not be required to open for business and pay Rent until thirty (30) days after Lessor delivers possession of the restored Premises to Lessee.

     In the event that the Premises are substantially damaged by reason of a casualty for which insurance is not required to be maintained hereunder, Lessor shall have the right, at its election, to terminate this Lease by notice to Lessee given within thirty (30) days after the date of any such damage or destruction.

     Lessor covenants that it shall, in any event, maintain insurance against fire or other casualties in an amount equal to one hundred (100) percent of the replacement value of the buildings in which the Premises are situated.

     11.4 SUBSTANTIAL DAMAGE DEFINED. The term "substantial damage" and "substantially damaged", as used herein, shall refer to damage of such a character that the same cannot, in ordinary course, reasonably be expected to be repaired within one hundred twenty (120) days from the time that such work would commence. Such term shall also include a substantial diminution in parking facilities serving the Premises.

     11.5 DAMAGES DURING LAST YEAR OF TERM OR EXTENDED TERM, IF EXERCISED. If the Premises shall be substantially damaged by fire or casualty within the last year of the Term of this Lease, or the last year of the Extension Term if so exercised by Lessee, either party shall have the right, by giving notice to the other not later than sixty (60) days after such fire or casualty, to terminate this Lease, whereupon this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof; provided, however, that Lessor may not terminate this Lease during the last year of the Term of this Lease if Lessee has then elected, or within thirty (30) days of such damage or destruction, elects to extend the term hereof, in which event, Lessor shall proceed diligently to restore the Premises as provided above.

     11.6 ABATEMENT OF RENT. If the Premises shall be damaged by fire or casualty, Rent and other charges payable by Lessee shall abate for the period during which by reason of such damage, there shall be substantial interference with the operation of Lessee's business at the Premises or access thereto, having regard to the extent to which Lessee may be required to discontinue or limit Lessee's business at the Premises.

     11.7 LESSEE'S SHARE OF INSURANCE PREMIUMS. In addition to all other payments herein provided to be made by Lessee to Lessor, Lessee shall pay Lessor Lessee's Share of any insurance premiums payable by Lessor on account of hazard and liability insurance coverage on the Premises; provided, however, that Lessee shall not be responsible for paying any portion of such premiums to extent that the same is increased over the cost of insurance for general retail uses (e.g., flammable uses, restaurant use or other more dangerous uses).

     The cost of insurance premiums shall be payable by Lessee thirty (30) days after notice from Lessor of the amount thereof, such notice to be accompanied by a statement of the amount from the insurer. Lessor shall have the same rights and remedies for the non-payment by Lessee of insurance premiums as for non-payment of Rent.

                                   ARTICLE 12

                           Lessor's Access to Premises

     12.1 GENERALLY. Lessor shall have the right to enter the Premises at all reasonable hours for the purpose of inspecting or of making repairs to the same, provided that, except in the case of an emergency, Lessor shall give Lessee reasonable advance written matter of its intent to enter the Premises and shall not interfere with the conduct of Lessee's business on the Premises.

                                   ARTICLE 13

                   Exhibition of Space to Prospective Tenants

     13.1 GENERALLY. For a period commencing eight (8) months prior to the expiration of the Term of this Lease, Lessor may have reasonable access to the Premises at all reasonable hours as provided in Section 12.1 for the purpose of exhibiting the same to prospective tenants.

                                   ARTICLE 14

                                 Eminent Domain

     14.1 RIGHTS OF TERMINATION FOR TAKING. If (a) the Premises, or such portion thereof as to render the balance (if reconstructed to the maximum extent practicable under the circumstances) unsuitable for Lessee's purposes, shall be taken by condemnation or right of eminent domain, then Lessor and Lessee shall each have the right to terminate this Lease by notice to the other of its desire to do so, or (b) a substantial portion of the parking facilities servicing the Premises, or convenient access from a public way to the buildings in which the Premises are situated, shall be taken by condemnation or right of eminent domain then Lessee shall have the right to terminate this Lease by notice to Lessor, provided that any such notice shall be given no later than thirty (30) days after the occurrence of such taking or act of eminent domain.

     Should any part of the Premises be so taken or condemned and such taking or condemnation occurs after the commencement of the Term or Extension Term of this Lease, and should this Lease not be terminated in accordance with the foregoing provision, Lessor agrees promptly after such taking or condemnation and the determination of Lessor's award on account thereof to expend so much as may be necessary of the net amount which may be awarded to Lessor in such condemnation proceedings to restore (consistent, however, with zoning laws and building codes then in existence) the Premises to an architectural unit as nearly like their condition prior to such taking as shall be practicable or to restore the parking facilities or access to the buildings in which the Premises are situated, as the case may be. Should the net amount so awarded to Lessor be insufficient to cover the cost of such restoration, Lessor or Lessee may, but shall have no obligation to, supply the amount of such insufficiency and proceed with such restoration with all reasonable diligence, or Lessor may terminate this Lease by giving notice to Lessee not later than a reasonable time after Lessor has determined the estimated net amount which may be awarded to Lessor and the estimated cost of such restoration.

     In the event that Lessor shall terminate the Lease as provided in this
Section 14.1, Lessor shall, promptly after such termination, reimburse Lessee for the unamortized value of Lessee's leasehold improvements and fixtures. If Lessor shall restore the Premises as provided in this Section 14.1, Lessee shall not be required to open for business and pay Rent until thirty (30) days after Lessor delivers possession of the restored Premises to Lessee.

     14.2 PAYMENT OF AWARD. Lessor shall have and hereby reserves and excepts, and Lessee hereby grants and assigns to Lessor, all rights to recover for damages to the Premises and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, as aforesaid, and by way of conforming the foregoing, Lessee hereby grants and assigns and covenants with Lessor to grant and assign, to Lessor all rights to such damages or compensation. Nothing contained herein shall be construed to prevent Lessee from prosecuting in any condemnation proceedings a claim at Lessee's expense for the value of any of Lessee's usual trade fixtures installed in the Premises by Lessee and for relocation expenses; provided that such action shall not affect the amount of compensation otherwise recoverable by Lessor from the taking authority.

     14.3 ABATEMENT OF RENT. In the event of any such taking of the Premises, Rent and all other charges, including Lessee's

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Portion of taxes and Lessee's Share of insurance premiums according to the nature and extent of the damage sustained, shall be abated in an amount proportionate to the Lessee's loss in use of the Premises or the parking areas and means of access thereto.

                                   ARTICLE 15

                                 Non-Subrogation

     15.1 GENERALLY. Insofar as, and to the extent that, the following provisions may be effective without invalidating or making it impossible to secure insurance coverage from responsible companies doing business in the locality in which the Premises are located (even though extra premium may result therefrom), Lessor and Lessee mutually agree that, with respect to any hazard which is covered by insurance then being carried by them, respectively, the party carrying such insurance and suffering such loss releases the other of and from any and all claims with respect to such loss. The parties further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account of any such loss. If, at the request of one party, this release and non-subrogation provision is waived, then the obligation of reimbursement shall cease for such period of time as such waiver shall be effective, but nothing contained in this Section 15.1 shall derogate from or otherwise affect releases elsewhere herein contained of either party for claims.

                                   ARTICLE 16

                                    Sign Use

     16.1 LESSOR'S CONSENT REQUIRED. Lessee shall not affix, attach or otherwise place any sign on the roof, exterior or interior portions of the windows (except as may be permitted by Section 5.1(a) and Exhibit C hereof), exterior walls, corridors or any other area of the Premises without the prior written consent of Lessor, such consent not to be unreasonably withheld, delayed or conditioned. Subject to compliance with all applicable legal and reasonable insurance requirements, Lessee may affix a sign bearing its trade name on the front of the Premises and on the roof of the Premises where the existing sign is located.

     16.2 PYLON SIGN. Lessor shall also afford Lessee the use of the pylon sign that identifies the occupants at the entranceway to the area of which the Premises are a part. Lessee acknowledges that such use is in common with the other tenants of such area and that the Lessor's decision as to the location of Lessee's sign thereon shall be final; provided, however, that Lessee's sign shall be equal in size to that of other tenants and shall be given equal prominence by Lessor.

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                                   ARTICLE 17

                                LESSEE'S DEFAULT

     17.1 DEFAULTS; REMEDIES. If Lessee shall (a) default in the payment of rent, monies, or charges required to be paid or caused to be paid to Lessor and such default shall continue for more than ten (10) days after written notice from Lessor that such payments are due and payable, (b) default in the observance and/or performance of any of the other terms, obligations or conditions this Lease and any such default shall continue for more than thirty
(30) days after Lessor has given Lessee written notice of such default; provided, however, there shall be no such default if Lessee has, within such thirty (30) day period, commenced to cure such default and shall thereafter diligently pursue such cure, or (c) there shall be any execution or other judicial levy upon the leasehold estate hereunder and the same shall not be removed within one hundred twenty (120) days, (d) there shall be any assignment of said leasehold estate for the direct or indirect benefit of creditors of Lessee, (e) there shall be executed any agreement whereby Lessee loses control of its business to a committee of its creditors, (f) there shall be judicial appointment of a receiver or similar officer to take possession of said leasehold estate or the Premises and such receiver or other officer is not dismissed within ninety (90) days after appointment, or (g) there shall be a filing of any petition by, for or against Lessee under any chapter of the Federal Bankruptcy Act which is not dismissed within ninety (90) days after filing, Lessor may, at any time thereafter, and without demand or notice, enter into and upon the Premises or any part thereof in the name of the whole and repossess the same as of Lessor's former estate, and expel Lessee and those claiming through or under Lessee and remove its or their effects (forcibly, if necessary) without being guilty in any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of Rent or preceding breach of covenant, and upon entry as aforesaid, Lessee shall have the right by notice to Lessee of Lessor's desire so to do, forthwith to terminate this Lease.

     In the event of any such termination, Lessee will indemnify Lessor on a monthly basis against all loss of Rent and other payments provided herein to be paid by Lessee to Lessor between the time of termination and the expiration of the Term of this Lease. It is understood and agreed that (a) at the time of the termination or at any time thereafter, Lessor may rent the Premises for a term which may expire after the expiration of the Term of this Lease without releasing Lessee from any liability whatsoever, (b) Lessee shall be liable for any reasonable expenses incurred by Lessor in connection with obtaining possession of the Premises and in connection with any reletting, including, but without limitation, reasonable attorneys' fees and reasonable brokers' fees, and
(c) any monies collected from reletting shall be applied first to the foregoing expenses and then to payment of Rent.

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                                   ARTICLE 18

                                Default by Lessor

     18.1 DEFAULTS; REMEDIES. If Lessor shall fail to observe and/or perform any of the terms, obligations or conditions of this Lease to be observed and/or performed by Lessor, and such default shall continue for more than thirty
(30) days after written notice of such default by Lessee to Lessor, Lessee may, at its sole and absolute discretion, (a) perform such obligations and set off the cost thereof against future Rent, or (b) terminate this Lease upon notice to Lessor thereof; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, Lessor shall not be in default if Lessor has commenced performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

                                   ARTICLE 19

                                     Waiver

     19.1 GENERALLY. Failure on the part of Lessor or Lessee to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never constitute a waiver by such party of any of their respective rights hereunder. Further, no waiver at any time of any of the provisions hereof by Lessor or Lessee shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver of any subsequent time of the same provisions. The consent or approval of Lessor or Lessee to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary such party's consent or approval to or of any subsequent similar act by the other.

     No payment by Lessee, or acceptance by Lessor, of a lesser amount than shall be due from Lessee to Lessor shall be treated otherwise than as a payment on account. The acceptance by Lessor of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Lessor may accept such check without prejudice to any other rights or remedies which Lessor may have against Lessee.

                                   ARTICLE 20

                                  Subordination

     20.1 GENERALLY. Lessee further covenants and agrees to subordinate its interest in this Lease to any present or future mortgage which may be placed against the land of which the Premises are a part and to execute and deliver upon demand to Lessor, but at

Lessor's sole cost and expense, such instrument or instruments to effect such subordination; provided, however, that the holder of each such mortgage to which this Lease is to be subordinated, shall consent in writing to this Lease and agree that Lessee shall not be disturbed in the possession of the Premises for any reason other than one which would entitle Lessor to terminate this Lease in accordance with the provisions hereof. Lessor shall enter into, and shall cause the holder of each such mortgagee to enter into, a non-disturbance agreement in form and substance satisfactory to Lessee.

                                   ARTICLE 21

                           Mechanic's and Other Liens

     21.1 DISCHARGE OF LIENS. Lessor and Lessee each agree immediately to discharge (either by payment or by filing the necessary bond, or otherwise) any mechanics' materialmen's or other lien against the Premises and/or Lessee's or Lessor's interest therein, as the case may be, which liens may arise out of any payments due for, or purported to be due for, any labor, services, materials, supplies or equipment alleged to have been furnished to or for Lessor or Lessee in, upon or about the Premises.

                                   ARTICLE 22

                                 Quiet Enjoyment

     22.1 QUIET ENJOYMENT OF THE PREMISES. Provided that Lessee shall not be in material default of any terms, covenants and conditions on Lessee's part to be observed and performed under this Lease, Lessee shall peaceably and quietly have and hold the Premises, without hindrance or molestation by any person or persons lawfully claiming by, through or under Lessor.

                                   ARTICLE 23

                       Invalidity of Particular Provisions

     23.1 SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

                                   ARTICLE 24

                            Provisions Binding, Etc.

     24.1 SUCCESSORS AND ASSIGNS. Except as herein otherwise expressly provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Lessor and Lessee and, if Lessee shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. Each term and each provision of this Lease to be performed by Lessee shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Lessee is not intended to constitute a consent to assignment by Lessee, but has reference only to those instances in which Lessor may later give consent to a particular assignment as required by those provisions of Article 6 hereof.

                                   ARTICLE 25

                                    Recording

     25.1 NOTICE OF LEASE. Lessee agrees not to record this Lease, but each party hereto agrees upon the execution of this Lease to execute a Notice of Lease in form recordable and complying with applicable law and reasonably satisfactory to Lessor's and Lessee's attorneys. In no event shall such document set forth the rental or other charges payable by Lessee. Any such Notice of Lease shall expressly state that it is being executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions hereof.

                                   ARTICLE 26

                                     Notices

     26.1 ADDRESSES; METHOD OF DELIVERY. Whenever, by the terms of this Lease, notice shall or may be given either to Lessor or to Lessee, such notice shall be in writing and shall be sent by registered or certified mail, postage prepaid, return receipt requested.

     If intended for Lessor, addressed to Lessor at the address set forth on the first page of this Lease, with a copy to Lessor in care of Murphy and Pinta, 36 Commerce Way, Woburn, MA 01801 (or to such other address or addresses as may from time to time hereafter be designated by Lessor by like notice).

     If intended for Lessee, addressed to Lessee at the address set forth on the first page of this Lease (or to such other address or addresses as may from time to time be designated by Lessee) with a copy to Donald Siegel, P.C., Posternak, Blankstein & Lund, 100 Charles River Plaza, Boston, MA 02114.

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     All such notices shall be effective three (3) days after being deposited in the United States mail within the continental United States and six (6) days if sent outside the continental United States.

                                   ARTICLE 27

                               Paragraph Headings

     27.1 GENERALLY. The paragraph headings throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

                                   ARTICLE 28

                              Surrender of Premises

     28.1 CONDITION OF THE PREMISES. Upon the expiration or earlier termination of the Term of this Lease or the Extension Term (if any), Lessee shall quit and surrender the Premises in neat and clean condition and in good order and repair, reasonable wear and tear, damage by fire, casualty or eminent domain or damage resulting from the willful or negligent acts or omissions of Lessor or Lessor's employees, agents, contractors or invitees excepted, together with all work, alterations and additions (including, without limitation, all heating, ventilating, air-conditioning, lighting and plumbing equipment and fixtures which may have been made or installed in, on or to the Premises prior to or during the term of this Lease, but excluding trade fixtures, equipment and furniture brought into the Premises prior to or during the Term or Extension Term of this Lease, which Tenant may remove upon the expiration of the Term or Extension Term of this Lease, as the case may be. Lessee agrees to repair any and all material damages to the Premises resulting from such removal. Further, any or all of the property to be removed by Lessee from the Premises on or before the expiration of the Term or Extension Term of this Lease, as the case may be, which is not so removed shall become the exclusive property of Lessor.

                                   ARTICLE 29

                                    Self Help

     29.1 LESSOR'S RIGHT. Lessor shall have the right, but shall not be required to do so, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Lessee to perform any of the provisions of this Lease (such right (other than performance requiring the payment of monies) to be exercised upon the expiration of applicable grace periods, except when caused by an emergency), and in the event of the exercise of such right by Lessor, Lessee agrees to pay to Lessor forthwith upon demand such sums; and if Lessee shall default in such payment, Lessor shall have the same rights and remedies as Lessor has hereunder for the failure of Lessee to pay Rent.

                                   ARTICLE 30

                                  Holding Over

     30.1 GENERALLY. Any holding-over by Lessee after the expiration of the term of this Lease shall be treated as a tenancy at sufferance and the Rent and other charges specified herein shall be on the terms and conditions set forth in this Lease, so far as applicable.

                                   ARTICLE 31

                                  Governing Law

     31.1 CHOICE OF LAW. This Lease shall be governed exclusively by the provisions hereof and by the laws of the Commonwealth of Massachusetts.

                                   ARTICLE 32

                        Miscellaneous Lessor Obligations

     32.1 SHOWROOM LIGHT CANISTERS. Lessor shall use its best efforts to obtain from the current lessee of the Premises, for and on behalf of Lessee, at Lessor's sole cost and expense, light canisters currently installed in the "showroom" area of the Premises.

     32.2 AIR CONDITIONING UNIT. Lessor shall use its best efforts to obtain from the current lessee of the Premises, for and on behalf of Lessee, at Lessor's sole cost and expense, the air conditioning unit currently installed on the roof of the Premises toward the rear thereof.

     IN WITNESS WHEREOF, said Lessor and said Lessee have duly executed this Lease to take effect as a sealed instrument. This instrument may be executed in any number of counterpart copies each of which counterpart copies shall be deemed as an original for all purposes.

                                        LESSOR:

                                        E & D REALTY TRUST

                                        By: /s/ Ernest L. Fisher
                                            ------------------------------
                                            Ernest L. Fisher, Trustee and
                                            not individually


                                        LESSEE:

                                        THE BIG PARTY, INC.

                                        By: /s/ Sal V. Perisano
                                            ------------------------------
                                            Sal V. Perisano, Its President

                                    EXHIBIT A

                                 Leased Premises

[GRAPHIC]

                                    EXHIBIT B

                                  Lessor's Work

     Lessor will perform the following, at Lessor's sole cost and expense, in a manner and using methods reasonable acceptable to Lessee:

1.   Construction and equipping of a handicap accessible toilet in the Premises.

2. Repairs and improvements to the canopy over the exterior portion of the buildings of which the Premises are a part.

3. Repairs or maintenance to and, if necessary, replacement of all heating, ventilating and air conditioning equipment servicing the Premises in order to render the same in good working order and condition on and as of the Rent Commencement Date, including, but not limited to repair or, as necessary, replacement of the air conditioning unit in the 2,800 square foot "side room" of the Premises. Lessor shall provide Lessee with a warranty with respect to the work performed by Lessor thereon and the good working order and condition of such heating, ventilating and air conditioning systems for a period of ninety (90) days after the date on which Lessee opens for business at the Premises.

4. Inspection of and, if necessary, repairs to or replacement of the roof of the Premises to prevent possible leaks.

5. Removal of refuse from the Premises and cleaning of the same to broom clean condition by the Rent Commencement Date.

6.   Removal of floor platforms in the main "showroom" of the Premises.

                                    EXHIBIT C

                                  Lessee's Work

     Lessee will perform the following in a manner and using methods reasonably acceptable to Lessor:

1. Construction of a handicap access ramp at the entranceways to the Premises pursuant to Lessee's plans and specifications therefor.

2. Interior construction installations and improvements to Lessee's specifications; provided, however, that Lessor shall be responsible for the installation of a handicap accessible toilet in the Premises as provided in Exhibit B.

3. Erection and placement of all exterior signs at the Premises, except the pylon referenced in Section 16.2 of this Lease.

                                 NOTICE OF LEASE

     Notice is hereby given pursuant to Massachusetts General Laws, Chapter 183, section 4, of a lease containing, inter alia, the following terms and conditions:

LANDLORD:                             Ernest L. Fisher, Trustee of E & D
                                      Realty Trust under Declaration of Trust
                                      filed with the Suffolk County Registry
                                      District of the Land Court as Instrument
                                      No. 387181, having an address c/o Ernest
                                      L. Fisher, 23 Rainbow Pond Drive,
                                      Walpole, Massachusetts 02081.

TENANT: The Big Party, Inc., a Massachusetts corporation, having an address c/o Sal Perisano, 288 Huron Avenue, Cambridge, Massachusetts 02138.

DATE
OF LEASE:                             October 9, 1992.

DEMISED PREMISES:                     A portion of the premises situated at
                                      1455-1457 VFW Parkway, West Roxbury,
                                      Massachusetts being shown as Buildings 2 and 3 on Exhibit A attached to the Lease, such premises being more particularly described in Schedule A attached hereto and made a part hereof.

TERM
OF LEASE:                             The term commences on October 16, 1992
                                      and expires on December 31, 2002,
                                      subject to the right of Tenant, pursuant to certain conditions contained in the lease, to extend such term for an additional period of five (5) years from January 1, 2003 to December 31, 2007.

     EXECUTED as an instrument under seal this 9th day of October, 1992.


LANDLORD:                               /s/ Ernest L. Fisher
                                        ----------------------------------------
                                        Ernest L. Fisher Trustee as
                                        aforesaid and not individually


TENANT:                                 THE BIG PARTY, INC.

                                        By: /s/ Sal V. Perisano
                                            ------------------------------------
                                            Sal V. Perisano, its President
                                            and Treasurer

[SEAL]

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk,  ss.                                                    October 9, 1992

     Then personally appeared the above-named Ernest L. Fisher, Trustee of E & D Realty Trust, and acknowledged the foregoing instrument to be his free act and deed, as Trustee as aforesaid, before me,


                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Notary Public
                                        My commission expires:  1/28/94


                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                     October 9, 1992

     Then personally appeared the above-named Sal V. Perisano, the President and Treasurer of The Big Party, Inc., and acknowledged the foregoing instrument to be the free act and deed of said corporation, before me,


                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Notary Public
                                        My commission expires:  1/28/94

                                   SCHEDULE A

                                Legal Description


That certain parcel of land with the buildings thereon situated in that part of Boston formerly West Roxbury, in the County of Suffolk and Commonwealth of Massachusetts, bounded and described as follows:

EASTERLY by the westerly line of Veterans of Foreign Wars Parkway, eighty five and 19/100 (85.19) feet;

SOUTHWESTERLY       by land now or formerly of Daniel F. Cunningham and of
                    Boston Caledonian Club, ninety-five and 96/100 (95.96) feet;
                    and

NORTHERLY           by lot C-3 as shown on the plan hereinafter mentioned,
                    forty-four and 16/100 (44.16) feet.

Said land is shown as lots C-4 and C-5 on a subdivision plan No. 5921-F drawn by
H. M. Fletcher, Surveyor for the Land Court, dated September 11, 1948, as approved by the Court, filed with certificate of title No. 53490.

The above described land is subject to a sewer easement as set forth in a taking by the Board of Metropolitan Sewerage Commissioners, dated June 5, 1897 recorded with Suffolk Deeds Book 2448, Page 6, so far as the same may be applicable.

The above described land is also subject to a taking by the Commonwealth of Massachusetts, Department of Public Works, for the laying out of a State Highway, dated December 18, 1934, filed and registered as Document No. 123575, and subject also to a taking by said Common-wealth of Massachusetts, Department of Public Works, for slope easement for state highway dated May 14, 1935, filed and registered as Document No. 125066, so far as the same may be applicable.

The above described land is also subject to rights in the way as shown on said plan as set forth in deed from Barbara E. Thomas, Trustee of the Calgrove Trust to Americo Priore et al, dated June 11, 1954, filed and registered as Document No. 212131.

For title see Certificate of Title No. 85468, Book 423, Page 68 for the Registry District of Suffolk County.

ALSO, another parcel of land with the buildings thereon in that part of Boston, Suffolk County, Massachusetts, called West Roxbury, being shown as Lot marked "22,810 sq. ft." on a plan entitled "Plan of Land, Boston, Mass. (West Roxbury District)" dated Sept. 11, 1948, H. M. Fletcher, Sur., duly recorded with Suffolk Deeds Book 6968, Page 8, and bounded and described as follows:

NORTHEASTERLY       by Veterans of Foreign Wars Parkway, as shown on said plan, ninety-four and 65/100 (94.65) feet more or less;

SOUTHEASTERLY       by other land now or formerly of Ernest L. Fisher, Trustee, by a straight line running along the outside of the southeasterly wall of the building now on the mortgaged premises, so as to include the said building, one hundred forty (140) feet more or less;

SOUTHWESTERLY       by land now or formerly of B. E. Thomas, Tr., thirty-five
                    (35) feet more or less;

WESTERLY by the Charles River, one hundred fifty (150) feet more or less;

NORTHWESTERLY       by the northerly line of a fifteen-foot way, shown on said plan, sixty (60) feet, more or less; and

NORTHERLY           by Lots C-4 and C-5, as shown on said plan, ninety-five and
                    96/100 (95.96) feet.

Subject to the rights of the Quineboquin Camping Club in and over the parcel marked "15-foot way" on said plan, for all purposes for which ways may be used in the City of Boston, in common with all others thereto entitled.

ALSO another parcel of land with the buildings thereon in the West Roxbury District of said Boston, bounded and described as follows:

EASTERLY            by Veterans of Foreign Wars Parkway, Seventy-five (75) feet;

SOUTHERLY           by Lot 1A as shown on a plan entitled "Plan of Land, Boston,
                    Mass. (West Roxbury District)" dated April 7, 1956 and recorded with Suffolk Deeds in Book 7147, Page 596, Two
                    Hundred Fifty (250) feet;

NORTHWESTERLY       by Charles River as shown on said plan, One Hundred Fifty
                    (150) feet more or less;

EASTERLY by land now or formerly of Ernest L. Fisher, Trustee of Parkway Trust, Thirty-four and 90/100 (34.90) feet, more or less;

NORTHERLY           by said land now or formerly of Ernest L. Fisher, Trustee,
                    One Hundred Forty (140) feet.

For the grantors' title to the two preceding parcels see deed of Parkway Furniture Shops, Inc., dated March 29, 1974, recorded with Suffolk Deeds, Book 8702, Page 576.

                            FIRST AMENDMENT TO LEASE


     Reference is made to a Lease dated October 9, 1992 by and between Ernest L. Fisher, Trustee of E & D Realty Trust, under a Declaration of Trust filed with the Suffolk County Registry District of the Land Court as Instrument No. 387181, whose address is 23 Rainbow Pond Drive, Walpole, Massachusetts ("Lessor") and iParty Retail Stores, Inc., a Delaware corporation having an address at 1457 VFW Parkway, West Roxbury, Massachusetts 02132 ("iParty"). iParty succeeded to the interest of the original Lessee, The Big Party, Inc., pursuant to an Order of the Bankruptcy Court dated August 16, 2000.

     For One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Lease as follows:

     1. The Lease Data Exhibit, comprised of pages 1 through 3 of the Lease, is hereby deleted and replaced with the Amended and Restated Lease Data Exhibit attached hereto as Schedule A. The parties hereto acknowledge that the guaranty referenced in the original Lease Data Exhibit is no longer in force or effect.

     2. Paragraph 7.2 of the Lease is hereby deleted, and the following new Paragraph 7.2 is hereby inserted in lieu thereof: "7.2 GENERALLY. Except where the same is the responsibility of Lessor as elsewhere provided in this Lease, throughout the term, Lessee shall, at its sole cost and expense, maintain the Premises including, without limitation, lighting, window casements, plate glass, ceilings, stairways and corridors, doors, heating, air conditioning and ventilation systems, in order that the Premises shall at all times during the term be in good and sanitary condition and repair. The Lessor shall replace and/or repair any property or fixture otherwise to be maintained by Lessee if the same shall fail to operate properly due to normal wear and tear or the negligent acts or omissions of Lessor or Lessor's employees, agents, contractors, or invitees."

     3.   The Lease is hereby further amended by inserting the following new
Article 33 at the end of Article 32 thereof:

     Article 33. Option on Adjacent Space.

          33.1 If during the term of this Lease, the adjacent premises presently occupied by a furniture store (the "Expansion Space") become available due to the expiration or termination of the current Lease, the Lessor shall offer to lease to Lessee said adjoining premises upon the same terms and conditions set forth herein, for the balance of the term of this Lease, except that Rent payable by Tenant to Landlord shall be equal to the amount established by Landlord equal to the then fair market annual rent for leases with a comparable term in comparable retail buildings in the town or city in which the building is located. Lessee may accept such offer by written notice to Lessor, delivered within ten days of Lessee's receipt of Lessor's offer. Upon acceptance of the offer, Lessor and Lessee shall enter into an amendment of the Lease to incorporate the additional premises.

          33.2 Landlord shall establish the Rent for the Expansion Space (and, if there is one, for the Extension Term) by giving Tenant prompt written notice of the amount of Rent. If Tenant disputes the amount of Rent so established by Landlord, Tenant shall notify Landlord of Tenant's objection to said amount within ten (10) days from the receipt of Landlord's notice to Tenant. Such notice shall include the name of an M.A.I. appraiser, selected by Tenant, who has consented to participate in determination of fair market rent. If Tenant so notifies Landlord, then the amount of Rent shall be decided by two M.A.I. appraisers, one selected by Landlord and the one selected by Tenant, based on the then fair market annual rent for leases with a comparable term in comparable retail buildings in the town or city in which the Building is located. Within ten (10) days of Landlord's receipt of Tenant's objection notice, Landlord shall notify the Tenant of the name of an M.A.I. appraiser, selected by Landlord, who has consented to participate in determination of fair market rent. Unless the two appraisers shall have reached a decision with ten (10) days after their selection and acceptance, they shall select an impartial third M.A.I. appraiser and notify Landlord and Tenant of such selection. The three appraisers shall render their decision within ten (10) days following the selection of the third appraiser and shall notify Landlord and Tenant thereof. The unanimous written decision of the two first chosen (without selection and participation of a third appraiser), or otherwise the written decision of a majority of the three appraisers chosen as herein provided shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall divide equally all costs of this appraisal.

     4. Each party hereto agrees upon the execution of this Lease Amendment to execute a Notice of Amendment to Lease in recordable form and complying with applicable law and reasonably satisfactory to Lessor's and Lessee's attorneys. In no event shall such document set forth the rental or other charges payable by Lessee. The Notice of Amended Lease shall expressly state that it is being executed pursuant to the provisions contained in the Lease, and is not intended to vary the terms and conditions hereof.

     5. Except as hereby amended, the Lease shall remain in full force and effect as originally written. The agreements of the parties herein shall be binding upon and enure to the benefit of the parties and their respective heirs, legal representatives, and assigns. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall comprise but a single document.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the 5th day of June, 2002.

                                        LESSOR: E & D Realty Trust


                                        By: /s/ Ernest L. Fisher
                                            ------------------------------------
                                            Ernest L. Fisher, Trustee and not
                                               Individually


                                        LESSEE: iParty Retail Stores, Inc.


                                        By: /s/ Sal V. Perisano
                                            ------------------------------------
                                            Sal V. Perisano, its CEO

                                   SCHEDULE A

                     AMENDED AND RESTATED LEASE DATA EXHIBIT

EXECUTION DATE:                         As of June 05, 2002

LESSOR:                                 E & D Realty Trust
and Original                            c/o Ernest L. Fisher
Address                                 23 Rainbow Pond Drive
                                        Walpole, MA 02081

LESSEE:                                 iParty Retail Stores, Inc.
and Address                             1457 VFW Parkway
                                        West Roxbury, MA 02134

PREMISES:                               Approximately 20,521 square feet in
                                        Buildings 2 and 3 located at 1457 VFW
                                        Parkway, West Roxbury, Massachusetts as
                                        shown on the plan annexed to the Lease
                                        as Exhibit A together with the right to
                                        use in common with others entitled
                                        thereto the parking and other common
                                        areas shown on Exhibit A.

TERM: The period commencing October 16, 1992 (the "Commencement Date") and ending on December 31, 2012.

EXTENSION TERM:                         One (1) five (5) year option to extend
                                        the Lease to be exercised by notice from Lessee to Lessor no later than eight (8) months prior to the expiration of the Term.

RENT:
Lease Year 10 (which Lease Year shall   $147,735.00 per annum; payable in equal
include the additional period, if any,  monthly installments of $12,311.00 on
ending December 31, 2002)               the first day of each month and pro rata
                                        at such rate for any fraction of a
                                        month.

Lease Year 11                           $205,210.00 per annum; payable in equal
                                        monthly installments of $17,100.83 on
                                        the first day of each month.

Lease Years 12 through 20               In each Lease Year commencing with Lease
                                        Year 12, annual rent shall equal the
                                        lesser of (i) 1.05 times the prior Lease
                                        Year's annual rent, or (ii) an amount
                                        equal to the prior Lease Year's annual
                                        rent, multiplied by a fraction, the
                                        numerator of which is the Consumer Price
                                        Index for December 1 of the
                                        just completed Lease Year, and the
                                        denominator of which (or "Base CPI") is
                                        the Consumer Price Index for the date
                                        exactly one year prior thereto. The term
                                        "Consumer Price Index" or "CPI" shall
                                        mean the Consumer Price Index for All
                                        Urban Consumers and
                                        Boston-Brockton-Nashua, All Items
                                        (1982-84=100) as published by the Bureau of Labor Statistics of the United States
                                        Department of Labor. In the event that
                                        the CPI is not then in existence, the
                                        parties shall use such equivalent price
                                        index as is published by any successor
                                        governmental agency then in existence,
                                        or, if none, then by such
                                        non-governmental agency as may then be
                                        publishing such an equivalent price
                                        index, in lieu of and adjusted to the
                                        CPI. If the CPI shall cease to use the
                                        1982-84 average of 100 as the basis of
                                        calculation or if a substantial change
                                        is made in the terms or numbers of items contained in the CPI, the Base CPI shall be adjusted to conform to such change, using such computation thereof, if available, as shall be employed by the United States Department of Labor in computing same.

EXTENSION TERM RENT:                    In accordance with Article 33.2 of the
                                        Lease, Rent for the Extension Term shall be determined by market conditions at such time for comparable premises but in no event shall Rent be less than the rent payable in Lease Year 20, payable in equal monthly installments on the first day of each month.

USE: Lessee agrees that the Premises shall be used for the purpose of a party goods and paper goods store, other retail uses, and uses related thereto, including offices and storage.

LESSOR:                                     LESSEE:
E & D Realty Trust                          iParty Retail Stores, Inc.


By: /s/ Ernest L. Fisher                    By: /s/ Sal V. Perisano
    -------------------------------             --------------------------------
    Ernest L. Fisher, Trustee                   Sal V. Perisano, its CEO
    and not individually

                            SECOND AMENDMENT TO LEASE

     Reference is made to a Lease dated October 9, 1992 by and between Ernest L. Fisher, Trustee of E & D Realty Trust, under a Declaration of Trust filed with the Suffolk County Registry District of the Land Court as Instrument No. 387181, whose address is 321 Hemlock Circle, Lincoln, Massachusetts 01773 ("Lessor") and iParty Retail Stores Corp., a Delaware corporation having an address at 1457 VFW Parkway, West Roxbury, Massachusetts 02132 ("iParty"). iParty succeeded to the interest of the original Lessee pursuant to an Order of the Bankruptcy Court dated August 16, 2000. The Lessor and iParty entered into a First Amendment of Lease dated June 5, 2002.

     For One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Lease as follows:

     1. Article 33, Option on Adjacent Space, as added to the Lease by said First Amendment of Lease, is hereby deleted in its entirety, thereby terminating iParty's option to lease the adjacent space as described in said Article.

     2. Except as hereby amended, the Lease, as amended, shall remain in full force and effect as originally written. The agreements of the parties herein shall be binding upon and enure to the benefit of the parties and their respective heirs, legal representatives, and assigns. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall comprise but a single document.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the 31st day of December, 2002.

                                        LESSOR: E & D Realty Trust


                                        By: /s/ Ernest L. Fisher
                                            ------------------------------------
                                            Ernest L. Fisher, Trustee and not
                                               Individually


                                        LESSEE: iParty Retail Stores Corp.


                                        By: /s/ Sal V. Perisano
                                            ------------------------------------
                                            Sal V. Perisano, its CEO